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                                   EXHIBIT 23
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CONSENT TO USE OF REPORT OF
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into AmeriSteel Corporation's previously filed Registration Statement File Nos. 33-60329, 333-14547, and 333-82699.

                                                      ARTHUR ANDERSEN LLP

Tampa, Florida,
     March 21, 2001